                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement        [ ] Confidential For Use of
                                           the Commission Only (as
                                           Permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SANTA FE FINANCIAL CORPORATION
                  -----------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                  -----------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act
    Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------
(5) Total Fee Paid:
-------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
-------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------
(3) Filing Party:
-------------------------------------------------------------------------
(4) Date Filed:
--------------------------------------------------------------------------

                         SANTA FE FINANCIAL CORPORATION

Street Address:        2251 SAN DIEGO AVENUE, SUITE A-151
                          SAN DIEGO, CALIFORNIA 92110

Mailing Address:                 P.O. Box 80037
                            San Diego, CA 92138-0037

Telephone:                       (619) 298-7201

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 6, 1997

TO THE SHAREHOLDERS OF
SANTA FE FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Santa Fe Financial Corporation ("Santa Fe" or the "Company") will be held on May 6, 1997 at 10:00 A.M. at The Westgate Hotel located at 1055 Second Avenue, San Diego, California 92101 for the purpose of considering and acting on the following:

    1. The election of three Directors to serve until the next Annual Meeting or until successors have been duly elected and qualified.

    2. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1997; and

    3. To transact such other business as may properly come before the Meeting, or any adjournment or adjournments thereof.

March 12, 1997 is the record date for determining which Shareholders are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Your proxy is important to us whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: April 9, 1997

                                         By Order of the Board of Directors,



                                         L. SCOTT SHIELDS
                                         Secretary

                       SANTA FE FINANCIAL CORPORATION

Street Address:       2251 San Diego Avenue-Suite A-151
                       San Diego, California 92110-2926

Mailing Address:                P.O. Box 80037
                       San Diego, California 92138-0037

Telephone:                      (619) 298-7201

                         ---------------------------
                               PROXY STATEMENT
                         ---------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 6, 1997

The Board of Directors of Santa Fe Financial Corporation (the "Company" or "Santa Fe") is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held on May 6, 1997 or at any adjournment or adjournments thereof.

This Proxy Statement and the accompanying Proxy are first being sent to Shareholders on or about April 11, 1997. Only shareholders of record at the close of business on March 12, 1997 are entitled to notice of, and to vote at, the Annual Meeting.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

You may vote at the Annual Meeting only shares that you owned of record on March 12, 1997. There were 638,019 shares of stock outstanding on that date. A majority, or 319,010, of those share will constitute a quorum for the transaction of business at the meeting. Each share is entitled to one vote on each matter to be presented at the meeting. Unless cumulative voting is elected as described under "Election of Directors" below, the affirmative vote of the holders of the majority of the shares of the Company's stock present or represented at the meeting and entitled to vote is required to elect directors and ratify or approve the other item being voted on at this time.

In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for execution of the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                               PROPOSAL 1

                          ELECTION OF DIRECTORS

The Company's bylaws set the number of directors at three. We propose to elect three directors, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified. The Board of Directors has nominated Janice Braly-Nelsen, John V. Winfield and William J. Nance. The persons named in the enclosed form of proxy will vote it for the election of the nominees listed below unless you instruct otherwise, or a nominee is unable or unwilling to serve. The Board of Directors has no reason to believe that any nominee will be unavailable. However, in that event, the proxy may vote for another candidate or candidates nominated by the Board of Directors.

The California Corporations Code, as applicable to the Company, provides that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Cumulating votes means that you can take the total number of votes you have for all directors and distribute them among one or more nominees as you see fit. For example, assume you have 100 shares. We have three directors so you have a total of 3 x 100 = 300 votes. You could give all 300 votes to one person or 150 votes to each of two nominees, or 100 votes to each of three nominees. You can use this power only under the circumstances described herein. If cumulative voting is elected, the enclosed form of proxy gives the proxy discretion to cumulate votes so that he can elect the maximum possible number of the nominees identified below.

Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominee by so indicating in the manner described in the form of proxy. However, the number of votes authorized by the form of proxy will not be affected and the named proxies could probably offset any such action by using cumulative voting if they thought it necessary. Under the California Corporations Code any shareholder or any person who claims to have been denied the right to vote may apply to a state superior court for a determination of the validity of any election or appointment of any director.

                       DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company. There is no relationship by blood, marriage or adoption among the Directors and Officers. All Directors serve one year terms with their terms expiring at the Annual Meeting. All Officers of the Company are elected or appointed by the Board of Directors and hold office until the Annual Meeting or until replaced at the discretion of the Board.

                                                                   Shares of
                                                                  Common Stock
                                                                  Beneficially
                                Present                             Owned on        Percent
                                Position           Director         March 12,          of
     Name            Age     With the Company        Since            1997          Class (1)
--------------       ---     ----------------       -------       ------------      ---------
John V. Winfield      50     Chairman, President     1995           254,400(2)        39.87
                             and Chief Executive
                             Officer

William J. Nance      53     Vice-President,         1996                 0(3)         0.00
                             Director

Janice Braly-Nelsen   65     Director                1993            25,448(4)         3.99

L. Scott Shields      45     Secretary, Treasurer    N/A                   0           0.00
                             and Chief Financial
                             Officer

All of the above as a group                                          280,148          43.86
---------------------------

(1) Based on 638,019 shares issued and outstanding.

(2) John V. Winfield is the sole beneficial owner of 24,700 shares. The InterGroup Corporation ("InterGroup") is the beneficial owner of an additional 229,700 shares. As the President, Chairman of the Board and a 42.6% shareholder of InterGroup, Mr. Winfield has voting and dispositive power with respect to the shares of Santa Fe owned of record and beneficially by InterGroup.

(3) William J. Nance is a 1.8% shareholder of The InterGroup Corporation as well as a Director and Treasurer thereof.

(4) Janice Braly-Nelsen holds her shares as trustee of a family trust. She claims sole voting and dispositive power over these shares.


               SECURITY OWNERSHIP OF MANAGEMENT IN SUBSIDIARY

As of March 12, 1997, Santa Fe was the record and beneficial owner of 480,757 of the common shares of its 64.10%-owned subsidiary, Portsmouth Square, Inc. The President and Chairman of the Board of Santa Fe has voting power with respect to common shares of Portsmouth owned by Santa Fe. No other director or executive officer of Santa Fe has a beneficial interest in Portsmouth's shares.

BUSINESS EXPERIENCE:

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

JOHN V. WINFIELD - Mr. Winfield was first elected to the Board in May of 1995 and currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having been appointed as such in April 1996. Mr. Winfield is also the Chairman of the Board, President and Chief Executive Officer of the Company's subsidiary Portsmouth, having held those positions since May of 1996. Mr. Winfield is Chairman of the Board, President and Chief Executive Officer of InterGroup, a public company, and has held those positions since 1987. InterGroup is Santa Fe's largest shareholder. Mr. Winfield is also a director of Pacific Gateway Properties, Inc., and Orckit Communications, Ltd., both public companies.

WILLIAM J. NANCE - Mr. Nance was first elected to the Board in May of 1996 and has also served as the Company's Vice-President since that time. Mr. Nance is also a director of Portsmouth and has served as its Vice-President and Secretary since May of 1996. Mr. Nance is the President and CEO of Century Plaza Printers, Inc., a company he founded in 1979. He has also served as a consultant in the acquisition and disposition of multi-family and commercial real estate. Mr. Nance is a Certified Public Accountant and, from 1970 to 1976, was employed by Kenneth Leventhol & Company where he was a Senior Accountant specializing in the area of REITS and restructuring of real estate companies, mergers and acquisitions, and all phases of real estate development and financing. Mr. Nance is a Director and the Treasurer of The InterGroup Corporation, a public company, and has held such positions since 1984.

JANICE BRALY-NELSEN - Mrs. Braly-Nelsen has served as a Director of the Company since August 1993. She is also a Director of Portsmouth, having first been appointed in July 1993. Prior to that, Mrs. Braly-Nelsen was Chief Financial Officer of California Meter Service for 32 years until August 1990, when she became its President, a position she held until sale of the business in June 1991.

L. SCOTT SHIELDS - Mr. Shields is the Treasurer and Chief Financial Officer of the Company, having held those positions since January 1994. He also serves as the Company's Secretary, having been appointed to that position in May 1994. Mr. Shields is a Certified Public Accountant with 14 years experience with Ernst & Young LLP and was the partner in charge of tax planning and preparation for Santa Fe and Portsmouth from 1985 to 1991. Since 1991, he has been actively engaged in developing his own tax and accounting practice.
Mr. Shields also serves as the Treasurer and Chief Financial Officer of Portsmouth, which are positions he has held since January 1994.


                              BOARD MEETINGS

For the fiscal year ended December 31, 1996, the Board of Directors held nine meetings, with no incumbent director attending (whether in person, telephonically or by written consent) fewer than 75 percent of the meetings held during the period he or she has been a director.

                             STANDING COMMITTEES

As a small business issuer, the Board of Directors has not established any standing audit, nominating or compensation committees.


                            EXECUTIVE COMPENSATION

As a small business issuer, Santa Fe has no compensation committee. Executive officer compensation is set by disinterested members of the Board of Directors. Set forth below is a summary compensation table concerning compensation of the Chief Executive Officer ("CEO"), and any qualifying executive officer, for the last three completed fiscal years.


                          SUMMARY COMPENSATION TABLE

                                                          Other Annual(1)
Name and Principal Position    Year   Salary     Bonus     Compensation
---------------------------    ----   ------     -----    ---------------
JOHN V. WINFIELD (2)           1996   $42,535     $ 0        $6,000
Chairman, President and        1995   $     0     $ 0        $4,500
Chief Executive Officer

R. N. GOULD (3)                1996   $ 8,000     $ 0        $3,000
Chairman, President and        1995   $24,000     $ 0        $6,000
Chief Executive Officer        1994   $24,000     $ 0        $6,000

------------------------------

(1) Amounts shown reflect regular Director's fees.

(2) Mr. Winfield became the Company's Chairman, President and Chief Executive Officer in April 1996. Prior to that time, Mr. Winfield received no Compensation from the Company other than regular Director's fees.

(3) Mr. Gould resigned from the Company in April 1996.

Santa Fe has no stock option plan or stock appreciation rights for its executive officers. The Company has no pension or long-term incentive plans. There are no employment contracts between Santa Fe and any executive officer, nor are there any termination-of-employment or change-in-control arrangements.


                        DIRECTOR COMPENSATION

The bylaws of Santa Fe permit directors to be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. Each director is paid a fee of $1,500 per quarter for a total annual compensation of $6,000. This policy has been in effect since July 1, 1985.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 27, 1994, the Board of Directors approved a Securities Purchase Agreement between the Company and InterGroup, a corporation in which John V. Winfield is President and Chairman of the Board. Although the InterGroup transaction was approved and closed prior to Mr. Winfield becoming a director or officer of the Company, certain rights granted to InterGroup do not expire before December 30, 1997. On March 11, 1996, InterGroup exercised all 90,000 warrants granted to it pursuant to the Securities Purchase Agreement for the purchase of 90,000 shares of the Company's common stock at $27.00 per share.

There are no other relationships or related transactions between the Company and any of its officers, directors, five-percent security holders or their families which require disclosure.



              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Directors, executive officers and each beneficial owner of more than ten percent of the Common Stock of the Company are required by Section 16(a) of the Securities Exchange Act of 1934 to file reports periodically disclosing their transactions in the Company's securities. Based on a review of such reports, no reporting person failed to file required reports on a timely basis during fiscal year 1996.



                                  PROPOSAL 2

                     RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected the firm of Ernst & Young LLP, independent certified public accountants, as the Company's auditors for the current fiscal year and recommends to shareholders that they vote for ratificati on of this selection. Ernst & Young LLP has served as the Company's auditors since 1977. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to make a statement, if desired, and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE AUDITORS.

                     PRINCIPAL HOLDERS OF EQUITY SECURITIES

The following table shows, as of March 12, 1997, the Common Stock owned by every person owning of record (other than securities depositories), or known by the Company to own beneficially, more than 5% of its outstanding common shares. Any voting securities owned by directors or director nominees are also disclosed under Election of Directors herein.

          Name                    Shares of Common Stock   Percent of Class(1)
          ----                    ----------------------   -------------------
Guinness Peat Group plc ("GPG")          41,429(2)                 6.49
Allied Mutual Insurance
     Services ("AMI")
  Second Floor, 21-26 Garlick Hill
  London ECHV 2AU, England

The InterGroup Corporation              229,700                   36.00
  2121 Avenue of the Stars
  Suite 2020
  Los Angeles, CA 90067

John V. Winfield                         24,700                    3.87
  2121 Avenue of the Stars
  Suite 2020
  Los Angeles, CA 90067

The InterGroup Corporation and          254,400(3)                39.87
  John V. Winfield as a group
------------------------------

(1) Based on 638,019 shares issued and outstanding.

(2) According to a Statement on Schedule 13D (Amendment No. 5) dated
    January 4, 1995, GPG and its wholly-owned subsidiary AMI claim shared power to vote, or to direct the vote, and to dispose of, or to direct the disposition of, 41,429 shares of Santa Fe's Common Stock owned beneficially and of record by GPG and through AMI. Of that amount, 26,429 shares are beneficially owned by GPG and 15,000 by AMI.

(3) As President, Chairman of the Board and a 42.6% shareholder of InterGroup, John V. Winfield has voting and dispositive power over the shares owned of record and beneficially by InterGroup.

As of March 12, 1997 there were 638,019 shares of the Company's common stock outstanding, which were held by approximately 744 shareholders of record.

                               OTHER BUSINESS

We do not know of any other business to be presented to the meeting. However, if any other matters are properly raised, the persons named in the accompanying proxy intend to vote in accordance with their judgment on such matters.


                          SHAREHOLDER PROPOSALS

If you want a proposal for the next Annual Meeting of Shareholders, which is scheduled for May 5, 1998, to be included in the Company's Proxy Statement for that meeting, it must be received by the Company at its principal office mailing address, P.O. Box 80037, San Diego, California 92138-0037, prior to December 1, 1997. You must also comply with all legal requirements for the inclusion of such proposals.


                          FORM 10-K and ANNUAL REPORT

A copy of the Company's Form 10-K for the Year Ended December 31, 1996 will be furnished free of charge, upon request, to any Shareholder. A copy of the Company's Annual Report is being sent to the Shareholders with this Proxy Statement. The Annual Report is not to be considered part of this soliciting material.

                                     By Order of the Board of Directors

                                     SANTA FE FINANCIAL CORPORATION


                                     L. SCOTT SHIELDS
                                     Secretary
Dated: San Diego, California
       April 9, 1997

PROXY                                                             PROXY
                    SANTA FE FINANCIAL CORPORATION
               P.O. BOX 80037 * SAN DIEGO, CA 92138-0037
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints L. Scott Shields and John V. Winfield as Proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Santa Fe Financial Corporation held of record by the undersigned on March 12, 1997, at the Annual Meeting of Shareholders to be held on May 6, 1997 or any adjournment thereof.

1. ELECTION OF DIRECTORS:
   JANICE BRALY-NELSEN, JOHN V. WINFIELD, WILLIAM J. NANCE
     CHECK ONE
          [  ] IN FAVOR of all               [  ] WITHHOLD authority for
               nominees listed above               all nominees listed above
              (except as marked to the
               contrary below)

   (TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) WRITE THAT NOMINEE'S
    NAME IN THE SPACE PROVIDED)
    ____________________________________________________________
    NOTE: YOU ARE DEEMED TO VOTE FOR THE ELECTION OF ANY NOMINEE FOR WHOM
          YOU FAIL TO WITHHOLD  SUCH AUTHORITY

2. To ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the year ending December 31, 1997.
          [  ] FOR            [  ] AGAINST           [  ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of some or all of the persons named in the accompanying Proxy Statement which were nominated by the Board of Directors of Santa Fe Financial Corporation and in favor of Proposal 2. In the election of directors, should cumulative voting be in effect, as explained in the Proxy Statement, said proxies shall have the discretion and authority to distribute the votes represented by this proxy in such proportions as they shall see fit among the nominees named in the Proxy Statement.

Please sign exactly as your name or names appear. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                         Dated: _______________, 1997

                                         ____________________________
                                         Signature

                                         _____________________________
                                         Signature if held jointly

                                         Please mark, sign, date and
                                         return the proxy card promptly
                                         using the enclosed envelope.